Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated January 3, 2023 to the Prospectus dated October 11, 2022 for the following series of the Trust

(each, a “Fund,” and collectively, the “Funds”):

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund – Jan (II)

Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund – Jan (II)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

The Fund’s initial Outcome Period will commence on January 10, 2023. As of January 3, 2023, the estimated ranges of each Fund’s Par Up Rate for the initial Outcome Period are available on the Funds’ website at https://millimanfunds.com/trending-rates, and will be updated on a daily basis. Milliman Financial Risk Management LLC, the Funds’ investment adviser (“Milliman”), will not calculate the definitive rate applicable to each Fund’s Outcome Period until the commencement of such Fund’s Outcome Period (the “actual rate”), which will be based on (i) evaluation by Milliman of prevailing market conditions on the first day of the Outcome Period, and (ii) the total number of long call options contracts on the S&P 500 Index or corresponding ETF(s) that Milliman is able to purchase at that time (the number of which will depend, in part, upon the expected income from the Collateral Portfolio and the Put Spread Strategy). Accordingly, there is no guarantee that any actual rate will fall within the estimated ranges posted on the Funds’ website on any given day.

Investors should retain this supplement for future reference.